Exhibit 99.21

ABS New Transaction

Computational Materials

$[489,199,000] (approximate)
C-BASS

Mortgage Loan Asset-Backed Certificates,
Series 2005-CB6

Credit-Based Asset Servicing and Securitization LLC
Seller

Merrill Lynch Mortgage Investors, Inc.
Depositor

Litton Loan Servicing LP
Servicer

September 22, 2005

IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

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LTV/FICO Matrix			LTV

			60-	60-65	65-70	70-75	75-80	80-85	85-90	90-95	95-100	Total

		350-479	0.01%	0.00%	0.04%	0.01%	0.07%	0.00%	0.01%	0.02%	0.03%	0.19%
		480-499	0.02%	0.00%	0.03%	0.00%	0.00%	0.03%	0.05%	0.01%	0.00%	0.12%
		500-519	0.00%	0.07%	0.07%	0.00%	0.12%	0.06%	0.04%	0.02%	0.02%	0.38%
		520-539	0.01%	0.07%	0.15%	0.14%	0.17%	0.08%	0.03%	0.01%	0.00%	0.67%
		540-559	0.05%	0.03%	0.01%	0.04%	0.14%	0.10%	0.12%	0.05%	0.03%	0.57%
		560-579	0.10%	0.02%	0.07%	0.04%	0.03%	0.15%	0.14%	0.05%	0.10%	0.69%
		580-599	0.02%	0.10%	0.04%	0.05%	0.25%	0.02%	0.24%	0.06%	0.33%	1.11%
		600-619	0.11%	0.02%	0.09%	0.03%	0.32%	0.08%	0.09%	0.17%	0.70%	1.62%
		620-639	0.08%	0.00%	0.01%	0.06%	0.49%	0.15%	0.12%	0.38%	1.48%	2.77%
FIXED	FICO	640-659	0.33%	0.14%	0.04%	0.19%	0.23%	0.05%	0.20%	0.15%	1.13%	2.45%
		660-679	0.11%	0.03%	0.06%	0.09%	0.23%	0.02%	0.26%	0.06%	1.01%	1.87%
		680-699	0.09%	0.01%	0.00%	0.05%	0.18%	0.10%	0.12%	0.16%	0.72%	1.42%
		700-719	0.15%	0.19%	0.00%	0.10%	0.29%	0.02%	0.13%	0.08%	0.68%	1.64%
		720-739	0.03%	0.01%	0.00%	0.12%	0.24%	0.09%	0.00%	0.04%	0.51%	1.06%
		740-759	0.04%	0.18%	0.00%	0.00%	0.09%	0.16%	0.07%	0.07%	0.32%	0.93%
		760-779	0.01%	0.02%	0.01%	0.04%	0.04%	0.00%	0.00%	0.02%	0.21%	0.34%
		780-799	0.06%	0.00%	0.00%	0.00%	0.14%	0.00%	0.00%	0.01%	0.05%	0.27%
		800-850	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.05%	0.05%

		Total	1.25%	0.90%	0.62%	0.96%	3.01%	1.10%	1.60%	1.36%	7.37%	18.17%

		350-479	0.00%	0.00%	0.20%	0.07%	0.12%	0.13%	0.10%	0.00%	0.00%	0.62%
		480-499	0.11%	0.07%	0.16%	0.42%	0.21%	0.21%	0.00%	0.00%	0.00%	1.20%
		500-519	0.36%	0.03%	0.25%	0.17%	0.68%	0.06%	0.19%	0.00%	0.00%	1.76%
		520-539	0.24%	0.21%	0.49%	0.44%	0.68%	0.84%	0.07%	0.00%	0.00%	2.97%
		540-559	0.21%	0.22%	0.51%	0.58%	0.66%	0.79%	0.53%	0.00%	0.04%	3.54%
		560-579	0.35%	0.03%	0.46%	0.49%	0.81%	1.20%	0.90%	0.00%	0.08%	4.31%
		580-599	0.33%	0.24%	0.48%	0.49%	1.81%	0.61%	1.15%	0.37%	0.57%	6.06%
		600-619	0.28%	0.17%	0.44%	0.46%	3.27%	0.89%	1.29%	0.26%	0.27%	7.33%
		620-639	0.22%	0.30%	0.24%	0.46%	5.29%	0.94%	1.90%	0.36%	0.25%	9.96%
ARM	FICO	640-659	0.22%	0.23%	0.20%	0.26%	7.00%	0.36%	0.85%	0.30%	0.33%	9.75%
		660-679	0.11%	0.06%	0.17%	0.42%	6.81%	0.51%	1.03%	0.12%	0.22%	9.44%
		680-699	0.07%	0.06%	0.22%	0.00%	5.67%	0.19%	0.31%	0.33%	0.13%	6.97%
		700-719	0.00%	0.10%	0.18%	0.13%	4.29%	0.17%	0.33%	0.21%	0.14%	5.56%
		720-739	0.06%	0.00%	0.09%	0.20%	4.21%	0.20%	0.43%	0.18%	0.15%	5.52%
		740-759	0.00%	0.00%	0.17%	0.10%	2.75%	0.09%	0.21%	0.03%	0.05%	3.40%
		760-779	0.08%	0.00%	0.03%	0.17%	1.70%	0.00%	0.12%	0.04%	0.04%	2.19%
		780-799	0.00%	0.00%	0.02%	0.03%	0.74%	0.06%	0.04%	0.00%	0.04%	0.93%
		800-850	0.00%	0.00%	0.00%	0.00%	0.12%	0.00%	0.00%	0.00%	0.05%	0.17%

		Total	2.65%	1.73%	4.31%	4.88%	46.83%	7.26%	9.44%	2.19%	2.36%	81.66%

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CLTV/FICO Matrix			CLTV (including silent seconds)

			60-	60-65	65-70	70-75	75-80	80-85	85-90	90-95	95-100	100-105	105-110	110+	Total

		350-479	0.00%	0.00%	0.00%	0.01%	0.00%	0.05%	0.01%	0.02%	0.08%	0.00%	0.00%	0.00%	0.17%
		480-499	0.01%	0.00%	0.04%	0.01%	0.07%	0.00%	0.01%	0.02%	0.03%	0.00%	0.00%	0.00%	0.19%
		500-519	0.02%	0.00%	0.03%	0.00%	0.00%	0.03%	0.05%	0.01%	0.00%	0.00%	0.00%	0.00%	0.12%
		520-539	0.00%	0.07%	0.07%	0.00%	0.08%	0.06%	0.04%	0.02%	0.05%	0.00%	0.00%	0.00%	0.38%
		540-559	0.01%	0.07%	0.15%	0.14%	0.17%	0.08%	0.03%	0.01%	0.00%	0.00%	0.00%	0.00%	0.67%
		560-579	0.05%	0.03%	0.01%	0.04%	0.14%	0.10%	0.12%	0.05%	0.03%	0.00%	0.00%	0.00%	0.57%
		580-599	0.10%	0.02%	0.07%	0.04%	0.03%	0.15%	0.14%	0.05%	0.10%	0.00%	0.00%	0.00%	0.69%
		600-619	0.02%	0.10%	0.04%	0.05%	0.23%	0.02%	0.24%	0.06%	0.36%	0.00%	0.00%	0.00%	1.11%
		620-639	0.11%	0.02%	0.09%	0.03%	0.23%	0.08%	0.09%	0.17%	0.79%	0.00%	0.00%	0.00%	1.62%
FIXED	FICO	640-659	0.08%	0.00%	0.01%	0.06%	0.28%	0.15%	0.14%	0.41%	1.64%	0.00%	0.00%	0.00%	2.77%
		660-679	0.33%	0.14%	0.01%	0.19%	0.19%	0.05%	0.20%	0.21%	1.13%	0.00%	0.00%	0.00%	2.45%
		680-699	0.11%	0.03%	0.06%	0.09%	0.16%	0.02%	0.26%	0.06%	1.08%	0.00%	0.00%	0.00%	1.87%
		700-719	0.09%	0.01%	0.00%	0.05%	0.09%	0.10%	0.12%	0.16%	0.81%	0.00%	0.00%	0.00%	1.42%
		720-739	0.00%	0.19%	0.00%	0.10%	0.29%	0.02%	0.13%	0.21%	0.70%	0.00%	0.00%	0.00%	1.64%
		740-759	0.03%	0.01%	0.00%	0.12%	0.12%	0.08%	0.00%	0.04%	0.65%	0.00%	0.00%	0.00%	1.06%
		760-779	0.04%	0.18%	0.00%	0.00%	0.03%	0.16%	0.13%	0.06%	0.34%	0.00%	0.00%	0.00%	0.93%
		780-799	0.01%	0.02%	0.01%	0.04%	0.00%	0.00%	0.00%	0.03%	0.23%	0.00%	0.00%	0.00%	0.34%
		800-850	0.06%	0.00%	0.00%	0.00%	0.14%	0.00%	0.00%	0.01%	0.05%	0.00%	0.00%	0.00%	0.27%

		Total	1.10%	0.90%	0.59%	0.97%	2.23%	1.14%	1.70%	1.59%	8.07%	0.00%	0.00%	0.00%	18.29%

		350-479	0.00%	0.00%	0.13%	0.07%	0.12%	0.13%	0.10%	0.02%	0.04%	0.00%	0.00%	0.00%	0.62%
		480-499	0.11%	0.07%	0.16%	0.41%	0.14%	0.20%	0.00%	0.00%	0.10%	0.00%	0.00%	0.00%	1.20%
		500-519	0.36%	0.03%	0.25%	0.17%	0.67%	0.05%	0.19%	0.00%	0.02%	0.00%	0.00%	0.00%	1.76%
		520-539	0.24%	0.21%	0.43%	0.50%	0.68%	0.84%	0.07%	0.00%	0.00%	0.00%	0.00%	0.00%	2.97%
		540-559	0.21%	0.22%	0.51%	0.56%	0.62%	0.75%	0.58%	0.05%	0.04%	0.00%	0.00%	0.00%	3.54%
		560-579	0.35%	0.03%	0.46%	0.42%	0.69%	1.07%	1.06%	0.08%	0.15%	0.00%	0.00%	0.00%	4.31%
		580-599	0.33%	0.24%	0.48%	0.49%	1.25%	0.64%	1.16%	0.38%	1.09%	0.00%	0.00%	0.00%	6.06%
		600-619	0.28%	0.17%	0.44%	0.43%	0.88%	0.89%	1.31%	0.35%	2.56%	0.00%	0.00%	0.00%	7.33%
		620-639	0.22%	0.30%	0.15%	0.47%	0.95%	0.94%	2.10%	0.97%	3.86%	0.00%	0.00%	0.00%	9.96%
ARM	FICO	640-659	0.22%	0.21%	0.10%	0.09%	0.87%	0.36%	0.98%	0.65%	6.25%	0.00%	0.00%	0.00%	9.75%
		660-679	0.11%	0.00%	0.14%	0.38%	0.51%	0.43%	1.06%	0.46%	6.35%	0.00%	0.00%	0.00%	9.44%
		680-699	0.03%	0.06%	0.13%	0.00%	0.21%	0.19%	0.48%	0.69%	5.19%	0.00%	0.00%	0.00%	6.97%
		700-719	0.00%	0.10%	0.00%	0.09%	0.34%	0.05%	0.45%	0.88%	3.65%	0.00%	0.00%	0.00%	5.56%
		720-739	0.06%	0.00%	0.06%	0.18%	0.29%	0.20%	0.60%	0.50%	3.64%	0.00%	0.00%	0.00%	5.52%
		740-759	0.00%	0.00%	0.00%	0.03%	0.45%	0.09%	0.48%	0.36%	1.99%	0.00%	0.00%	0.00%	3.40%
		760-779	0.08%	0.00%	0.00%	0.16%	0.14%	0.00%	0.23%	0.19%	1.38%	0.00%	0.00%	0.00%	2.19%
		780-799	0.00%	0.00%	0.00%	0.03%	0.13%	0.06%	0.05%	0.13%	0.53%	0.00%	0.00%	0.00%	0.93%
		800-850	0.00%	0.00%	0.00%	0.00%	0.03%	0.00%	0.00%	0.00%	0.14%	0.00%	0.00%	0.00%	0.17%

		Total	2.62%	1.64%	3.44%	4.49%	8.98%	6.90%	10.91%	5.70%	36.98%	0.00%	0.00%	0.00%	81.66%

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		IO			Mortgage Insurance

	350-479	0.00%		350-479	0.0%
	480-499	0.05%		480-499	0.0%
	500-519	0.00%		500-519	0.0%
	520-539	0.69%		520-539	0.0%
	540-559	0.96%		540-559	0.0%
	560-579	1.21%		560-579	0.0%
	580-599	2.20%		580-599	0.0%
	600-619	2.95%		600-619	0.0%
	620-639	5.81%		620-639	0.0%
FICO	640-659	6.19%	FICO	640-659	0.0%
	660-679	6.39%		660-679	0.0%
	680-699	5.13%		680-699	0.0%
	700-719	4.29%		700-719	0.0%
	720-739	4.47%		720-739	0.0%
	740-759	2.93%		740-759	0.0%
	760-779	1.78%		760-779	0.0%
	780-799	0.65%		780-799	0.0%
	800-850	0.14%		800-850	0.0%

DTI/FICO matrix
		DTI

		<20	20-24.9	25-29.9	30-34.9	35-39.9	40-44.9	45-49.9	50-54.9	55-59.9	60+	TOTAL

product	fico range
ARM	300-500	0.07%	0.00%	0.00%	0.02%	0.33%	0.35%	0.54%	0.30%	0.22%	0.00%	1.82%
	500-550	0.16%	0.05%	0.34%	0.77%	0.93%	1.00%	1.78%	1.02%	0.28%	0.00%	6.35%
	550-575	0.13%	0.31%	0.23%	0.56%	0.52%	1.25%	1.64%	0.40%	0.14%	0.00%	5.19%
	575-600	0.20%	0.02%	0.23%	0.79%	0.89%	1.63%	2.13%	0.96%	0.26%	0.00%	7.11%
	600-620	0.19%	0.22%	0.29%	0.54%	1.26%	1.67%	2.36%	0.29%	0.52%	0.00%	7.33%
	620-650	0.42%	0.42%	0.58%	1.14%	1.90%	4.03%	4.90%	1.30%	0.55%	0.00%	15.23%
	650-680	0.57%	0.16%	0.34%	1.04%	2.45%	3.48%	4.05%	1.18%	0.65%	0.00%	13.91%
	680-700	0.38%	0.07%	0.14%	0.73%	0.60%	1.90%	2.32%	0.56%	0.27%	0.00%	6.97%
	700-750	0.57%	0.49%	0.52%	0.78%	2.11%	3.05%	3.52%	1.14%	0.49%	0.00%	12.67%
	750-800	0.31%	0.08%	0.21%	0.21%	0.75%	1.41%	1.17%	0.58%	0.20%	0.00%	4.92%
	800-900	0.00%	0.00%	0.00%	0.03%	0.02%	0.09%	0.03%	0.00%	0.00%	0.00%	0.17%

	Total	3.00%	1.82%	2.87%	6.62%	11.75%	19.85%	24.42%	7.73%	3.58%	0.00%

Fixed	300-500	0.17%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.17%
	500-550	0.12%	0.00%	0.01%	0.05%	0.07%	0.00%	0.03%	0.03%	0.00%	0.00%	0.31%
	550-575	0.49%	0.08%	0.12%	0.08%	0.14%	0.06%	0.16%	0.15%	0.06%	0.00%	1.34%
	575-600	0.29%	0.03%	0.05%	0.06%	0.02%	0.08%	0.29%	0.00%	0.00%	0.00%	0.82%
	600-620	0.17%	0.03%	0.03%	0.08%	0.29%	0.28%	0.31%	0.07%	0.02%	0.00%	1.27%
	620-650	0.26%	0.06%	0.06%	0.07%	0.17%	0.36%	0.48%	0.13%	0.03%	0.00%	1.62%
	650-680	0.52%	0.17%	0.11%	0.27%	0.32%	1.11%	1.10%	0.32%	0.11%	0.00%	4.03%
	680-700	0.28%	0.08%	0.20%	0.19%	0.47%	0.80%	0.68%	0.25%	0.12%	0.00%	3.07%
	700-750	0.21%	0.04%	0.02%	0.02%	0.21%	0.52%	0.18%	0.12%	0.10%	0.00%	1.42%
	750-800	0.39%	0.03%	0.18%	0.26%	0.41%	0.73%	0.60%	0.28%	0.24%	0.00%	3.13%
	800-900	0.19%	0.01%	0.23%	0.06%	0.13%	0.27%	0.18%	0.04%	0.01%	0.00%	1.12%

	Total	3.10%	0.53%	1.00%	1.14%	2.22%	4.22%	4.01%	1.39%	0.69%	0.00%

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General Pool Statistics

Geographic distribution

State	%
California	28.65
Florida	17.33
Nevada	6.71
Virginia	5.26
Arizona	4.90
New York	3.43
Washington	3.20
Maryland	2.84
Oregon	2.37
Illinois	2.23
Pennsylvania	1.96
New Jersey	1.68
Michigan	1.68
Georgia	1.45
Massachusetts	1.37
North Carolina	1.34
Colorado	1.30
Rhode Island	1.16
Utah	1.15
Texas	1.12
Tennessee	0.87
Missouri	0.87
Ohio	0.80
Connecticut	0.78
Indiana	0.73
Wisconsin	0.64
Minnesota	0.47
Kentucky	0.46
Idaho	0.41
Delaware	0.37
Hawaii	0.36
South Carolina	0.35
New Hampshire	0.29
Alabama	0.21
District of Columbi	0.16
Arkansas	0.15
Iowa	0.13
Oklahoma	0.13
West Virginia	0.11
Kansas	0.10
Alaska	0.10
Maine	0.10
New Mexico	0.09
Louisiana	0.05
Mississippi	0.04
South Dakota	0.02
Vermont	0.02
Wyoming	0.02
Nebraska	0.01
Documentation

%
Stated Income	48.63
Full
Documentation	44.96
No Documentation	2.97
Limited
Documentation	1.91
Alternate
Documentation	1.53
Streamlined Docum	0.01

Occupancy Status

%
Primary	93.37
Investment	5.66
Second Home	0.97

Distribution by Property

%
Single Family	68.42
PUD	18.13
Condominium	6.12
2-Family	3.5
3-Family	1.98
4-Family	1.23
Manufactured
Housing	0.37
Townhouse	0.24
Condo - High Rise
>8 floors	0.01

Repayment type

%
A2/6 60	32.37
A2/6 0	23.55
A3/6 0	11.32
F30 0	8.95
B15/30 0	7.06
A3/6 60	4.94
A2/6 120	3.55
A5/6 120	1.80
A5/6 60	1.02
B30/40 0	0.89
F30 60	0.68
A5/6 0	0.62
F20 0	0.52
F15 0	0.52
AM6 120	0.31
AM6 0	0.30
A5/6 84	0.26
A3/6 120	0.23
A2/6 24	0.22
F30 120	0.16
F25 0	0.13
F10 0	0.11
A7/1 120	0.10
AM1/1 60	0.09
B10/30 0	0.06
AM1/1 120	0.05
A10/1 120	0.05
B10/31 0	0.03
A5/1 0	0.02
B30/32 0	0.02
B5/30 0	0.01
B10/19 0	0.01
A2/1 0	0.01
B20/30 0	0.01
F5 0	0.01
A1/6 0	0.01

Prepay penalty

%
1 year	7.88
2 year	50.89
3 year	23.82
other	3.23
none	14.18
Rate type

%
Fixed	18.34
ARM	81.66

Borrower type

%
1st Lien	92.41
2nd lien	7.59

Mortgage purpose

%
Purchase	53.93
Rate/Term refinance	2.89
Equity refinance	43.18

Summary statistics

Number of loans	3156
Total principal balance	499,698,839.30
Average outstanding
balance	158,332.97
Largest outstanding
balance	1,039,956.67
WA LTV	81.36
LTV >90%	13.38
WA Remaining Term
(Months)	340
WA Seasoning
(months)	7
WA Credit Score	644
WA Net Mortgage
Rate	6.670
WA Neg Am limit

AFC

%
0.50%
1.00%
1.50%
2.00%
NA or fixed rate

Conforming

%
Conforming	22.15
Non conforming	77.85